                                                                    EXHIBIT 21.1

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
                                                                                          COUNTRY
                                                                                      OF JURISDICTION
                                                                                    -------------------
The Profit Recovery Group International, Inc.                                           United States

The Profit Recovery Group Australia, Inc.                                               United States
      Cost Recovery Professional PTY LTD                                                  Australia
      Profit Recovery Professional PTY LTD                                                Australia
The Profit Recovery Group Belgium, Inc.                                                 United States
The Profit Recovery Group Canada, Inc.                                                  United States
The Profit Recovery Group Germany, Inc.                                                 United States
The Profit Recovery Group France, Inc.                                                  United States
The Profit Recovery Group Mexico, Inc.                                                  United States
      The Profit Recovery Group Holdings Mexico, S de RL de CV                              Mexico
            The Profit Recovery Group Servicios Mexico, S de RL de CV                       Mexico
            The Profit Recovery Group de Mexico, S de RL de CV                              Mexico
The Profit Recovery Group USA, Inc.                                                     United States
      PRGRS, Inc.                                                                       United States
      PRGLS, Inc.                                                                       United States
The Profit Recovery Group Netherlands, Inc.                                             United States
The Profit Recovery Group New Zealand, Inc.                                             United States
The Profit Recovery Group Asia, Inc.                                                    United States
      The Profit Recovery Group Singapore PTE LTD                                         Singapore
            Malaysia Branch                                                                  N/A
            Indonesia Branch                                                        NO OFFICIAL PRESENCE
            South Korea Branch                                                      NO OFFICIAL PRESENCE
            Hong Kong Branch                                                                 N/A
            Philippines Branch                                                      NO OFFICIAL PRESENCE
            Taiwan Branch                                                                    N/A
The Profit Recovery Group Suzhou' Co, Ltd.                                                  China
The Profit Recovery Group South Africa, Inc.                                            United States
The Profit Recovery Group Switzerland, Inc.                                             United States
The Profit Recovery Group UK, Inc.                                                      United States
The Profit Recovery Group International Holding Co., Inc.                               United States
      PRGFS, Inc.                                                                       United States
The Profit Recovery Group Italy, Inc.                                                   United States
The Profit Recovery Group Spain, Inc.                                                   United States
PRG  Holding Co. No. 1, LLC                                                             United States
      Toujuth SNC                                                                           France
      Bismas SNC                                                                            France
PRG Holding Co. No. 2, LLC                                                              United States
Payment Technologies, Inc.                                                              United States
PRG, Inc.                                                                               United States
PRG USA, Inc.                                                                           United States
The Profit Recovery Group Greece, Inc.                                                  United States
The Profit Recovery Group Portugal, Inc.                                                United States


PRG France S.A.                                                                             France
      AP SA                                                                                 France
            La Francaise S.N.C.                                                             France
            AP Consultants S.A.                                                             France
            APSIA S.A.R.L.                                                                  France
                    Institut FORED S.A.                                                     France
            F. Intiatives S.A.                                                              France
      Financiere Alma, S.A.                                                                 France
      Alma Intervention, S.A.                                                               France
            B&F Associes, S.A.R.L.                                                          France
            Club Affairs Alma, S.A.R.L.                                                     France
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

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
                                                                                                  COUNTRY
                                                                                               OF JURISDICTION
                                                                                               ---------------
            Meridian VAT Reclaim France, S.A.R.L.                                                   France
            Novexrael Limited                                                                       Israel
      Novexel S.A.                                                                                  France
            Novimmo SNC                                                                             France
            Ressources Inovations SA                                                                France

 Belgium SPRL                                                                                       Belgium
      IP Strategies, S.A.                                                                           Belgium
            SGP Consultants S.A.                                                                    Belgium

PRG do Brasil Ltda                                                                                   Brazil
PRG do Argentina                                                                                   Argentina


Meridian VAT Corporation Limited                                                                     Jersey
      JA Ewing, Inc.                                                                             United States
      Meridian VAT Reclaim Services Limited                                                      United Kingdom
      Meridian VAT Reclaim Operations Limited                                                       Ireland
            Meridian VAT Trustees Limited                                                           Ireland
            Meridian VAT Processing (N. America) Limited                                            Ireland
                    Meridian VAT Reclaim, Inc.                                                   United States
                    Meridian VAT Reclaim Canada, Inc.                                                Canada
            Meridian VAT Processing (International) Limited                                         Ireland
                    Meridian Vat Sverige AB                                                          Sweden
                    Meridian VAT Reclaim Hong Kong Limited                                         Hong Kong
                    Meridian VAT Reclaim (Pty) Limited                                            South Africa
                           VATClaim International (Pty) Limited                                   South Africa
                    Meridian VAT Reclaim (India) Private Limited                                     India
                    Meridian VAT Reclaim (UK) Limited                                            United Kingdom
                           VAT Claim (International) UK Limited                                  United Kingdom
                           Meridian VAT Reclaim (Australia PTY) Limited                            Australia
                           Meridian VAT Reclaim GmbH                                                Germany
                    Meridian VAT Reclaim (Schweiz) AG                                             Switzerland
                    Meridian VAT Reclaim Japan, Inc.                                                 Japan
                           Meridian VAT Reclaim Company Limited                                      Korea
            Meridian VAT Processing (Japan) Limited                                                 Ireland
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